IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS



SCHWAB
FOCUS FUNDS
October 31, 2000
Annual Report enclosed


COMMUNICATIONS FOCUS FUND

FINANCIAL SERVICES FOCUS FUND

HEALTH CARE FOCUS FUND

TECHNOLOGY FOCUS FUND


                                                           [CHARLES SCHWAB LOGO]

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS


The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder
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INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE.


ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

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
SCHWAB
FOCUS FUNDS


OCTOBER 31, 2000
ANNUAL REPORT


COMMUNICATIONS FOCUS FUND

FINANCIAL SERVICES FOCUS FUND

HEALTH CARE FOCUS FUND

TECHNOLOGY FOCUS FUND

[PHOTO OF STOCK BROKERS]

                                                                   CHARLESSCHWAB

SCHWAB
FOCUS FUNDS


[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

We're pleased to bring you the first report for these funds that uses our new "plain English" format. This format is part of a major initiative to make SchwabFunds(R) materials easier to use.

We've given the report a simpler organization and a new look. Our goal has been to focus on presenting information clearly and explaining what it means to shareholders.

The most significant change is the new section on how to read and understand the report's financial data. We've even found ways to make the financial statements and notes more accessible. We will continue to actively look for ways to improve these reports even further.


We hope you find this report helpful and we welcome your feedback. Thank you for choosing SchwabFunds.


Sincerely,

/s/ Charles Schwab
Charles Schwab



ANNUAL REPORT
July 3, 2000 (inception) - October 31, 2000

1   Market Overview

5   Communications Focus Fund

    The fund was hurt by poor performance in two of the sector's largest industries.

14  Financial Services Focus Fund

    Banking, insurance and brokerage stocks benefited from a relatively stable interest rate environment.

23  Health Care Focus Fund

    Substantial market volatility did not prevent the sector from rising slightly overall.

32  Technology Focus Fund

    Numerous factors drove stock prices down in this often-volatile sector.

41  Financial Notes

-------------------------------------------------------------------------------

46  HOW TO READ THIS REPORT
    An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW 1


GROWTH PERIOD IS THE LONGEST IN U.S. HISTORY.


As of October 31, 2000, U.S. economic expansion was in the middle of its tenth year, marking the longest period of continuous growth in U.S. history. The main force behind the expansion has been high levels of consumer spending, fueled by increases in personal income, personal wealth and consumer confidence.

The pace of economic growth remained robust through the second quarter of 2000, then moderated somewhat in the third quarter, in part due to reduced government spending. Actual Q3 growth was lower than many analysts had expected.

Although energy prices soared, inflation still appears to remain in check. The GDP price deflator, a widely used inflation indicator, declined slightly from 2.4% in the second quarter to 2.0% in the third quarter. Source: Bloomberg L.P.


PRODUCTIVITY EMERGES AS A KEY FACTOR.

[GRAPHIC]

In recent years, the Federal Reserve Bank (the Fed) demonstrated its resolve to moderate the pace of the economy's growth by raising short-term interest rates (since June 1999, it has raised these rates six times). The Fed has voiced concern that increases in wages could outpace gains in productivity, forcing companies to boost prices and potentially sparking inflation.


ASSET CLASS PERFORMANCE COMPARISON % returns over the 12 months ended October 31, 2000


This graph compares the performance of four widely used measures of securities market performance, including U.S. stocks and bonds and international stocks.


These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results. Data source: Charles Schwab & Co., Inc. (Schwab).


1 Because this is an annual report, the overview discusses economic and market events for the 12 months ended October 31, 2000, even though the Schwab Focus Funds were not in operation until July 3, 2000.


                                    [GRAPH]

                    Lehman Brothers U.S.
                   Aggregate Bond Index*      MSCI-EAFE(R) Index**      Russell 2000(R) Index***      S&P 500(R) Index****
  11/5/99                 0.0061                      0.005                        0.0323                     0.0054
 11/12/99                 0.0073                       0.02                        0.0495                     0.0244
 11/19/99                 0.0032                      0.039                        0.0762                     0.0435
 11/26/99                 0.0011                      0.052                        0.0708                     0.0395
  12/3/99                 0.0015                      0.053                        0.0843                     0.0522
 12/10/99                 0.0078                      0.067                        0.0894                      0.041
 12/17/99                 -0.003                      0.068                        0.0889                     0.0439
 12/24/99                -0.0061                      0.107                        0.1268                     0.0713
 12/31/99                -0.0051                      0.126                        0.1796                     0.0804
   1/7/00                -0.0057                      0.074                        0.1415                       0.06
  1/14/00                -0.0103                      0.101                        0.1867                     0.0774
  1/21/00                -0.0119                      0.076                        0.2483                     0.0599
  1/28/00                -0.0052                      0.071                        0.1801                     0.0002
   2/4/00                -0.0039                      0.093                        0.2292                     0.0481
  2/11/00                -0.0068                        0.1                        0.2568                     0.0207
  2/18/00                -0.0015                      0.083                         0.277                    -0.0095
  2/25/00                  0.005                      0.092                        0.3029                    -0.0189
   3/3/00                 0.0068                      0.115                        0.4004                     0.0381
  3/10/00                 0.0048                      0.114                        0.4137                     0.0277
  3/17/00                 0.0118                      0.101                        0.3458                     0.0788
  3/24/00                 0.0105                      0.123                        0.3449                     0.1251
  3/31/00                 0.0168                      0.121                        0.2632                     0.1049
   4/7/00                 0.0249                       0.11                        0.2726                      0.118
  4/14/00                 0.0242                      0.071                         0.064                     0.0002
  4/21/00                 0.0233                      0.062                        0.1297                     0.0577
  4/28/00                 0.0138                      0.061                        0.1872                     0.0717
   5/5/00                -0.0004                      0.057                         0.203                     0.0571
  5/12/00                -0.0017                      0.046                        0.1521                     0.0485
  5/19/00                 0.0003                      0.008                        0.1258                     0.0381
  5/26/00                 0.0112                      0.014                        0.0738                     0.0168
   6/2/00                  0.023                      0.081                        0.2045                     0.0916
   6/9/00                 0.0262                      0.079                        0.2287                     0.0766
  6/16/00                 0.0349                      0.075                        0.2075                     0.0822
  6/23/00                 0.0253                      0.065                        0.2002                     0.0652
  6/30/00                 0.0344                      0.073                        0.2155                     0.0757
   7/7/00                 0.0391                      0.083                        0.2406                     0.0937
  7/14/00                 0.0376                      0.079                        0.2748                     0.1166
  7/21/00                 0.0434                      0.055                         0.228                     0.0946
  7/28/00                 0.0433                       0.02                         0.152                     0.0501
   8/4/00                 0.0513                      0.016                        0.1839                     0.0827
  8/11/00                 0.0531                      0.031                        0.2002                     0.0893
  8/18/00                 0.0544                      0.039                        0.2129                      0.104
  8/25/00                 0.0584                      0.046                        0.2359                      0.115
09/01/200                 0.0616                      0.057                        0.2758                      0.127
   9/8/00                 0.0606                      0.014                        0.2598                     0.1075
  9/15/00                 0.0588                     -0.009                        0.2506                     0.0862
  9/22/00                 0.0613                     -0.024                        0.2224                     0.0735
  9/29/00                 0.0657                     -0.017                        0.2293                     0.0653
  10/6/00                 0.0654                      -0.02                        0.1579                     0.0448
 10/13/00                 0.0692                     -0.051                        0.1332                      0.019
 10/20/00                 0.0749                     -0.052                          0.15                     0.0361
 10/27/00                 0.0736                     -0.037                        0.1321                     0.0233
 10/31/00                  0.073                     -0.029                         0.174                     0.0609

   *  measures the U.S. bond market
  ** measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East
 ***  measures U.S. small-cap stocks
****  measures U.S. large-cap stocks

MARKET OVERVIEW Continued


Productivity gains are important because they enable companies to achieve greater output for every dollar spent for labor costs. Spurred mainly by technological advances, productivity grew at 4.0% during the first half of 2000 and 3.3% during the third quarter (these figures include all economic sectors except farming). However, third quarter productivity gains were partially offset by a 2.5% increase in unit labor costs -- costs that had declined in the previous quarter. Source: Bloomberg L.P.

UNEMPLOYMENT HITS NEW LOWS, YET INFLATION REMAINS AT BAY.

The unemployment rate has been trending downward for years. In April it fell below 4% -- the lowest level in 30 years and one previously considered improbable without high inflation.

[GRAPHIC]

Overall, labor markets continue to be extremely tight, and there has been evidence in some regions of labor shortages driving up wages. In spite of these regional trends, overall increases in prices and wages during the report period were relatively modest, due in part to strong productivity gains. However, an upturn in labor costs may make the Fed more sensitive to other potential signs of inflation.

STOCKS STUMBLE, RECOVER; MOST BONDS POST HEALTHY RETURNS.

U.S. equities, as measured by the major indices (chart, page 1) had positive returns for the report period. By historical standards, they also remained highly valued.


FOUR FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for four common measures of the state of the U.S. economy and the stock market.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

The U.S. economy has grown steadily for more than nine years. Real GDP grew at a 2.4% annualized rate in Q3 2000 -- slower than the 5.2% for the first half of the year.


               [GRAPHIC]

         Dec-90          -3.2
         Mar-91            -2
         Jun-91           2.3
         Sep-91             1
         Dec-91           2.2
         Mar-92           3.8
         Jun-92           3.8
         Sep-92           3.1
         Dec-92           5.4
         Mar-93          -0.1
         Jun-93           2.5
         Sep-93           1.8
         Dec-93           6.2
         Mar-94           3.4
         Jun-94           5.7
         Sep-94           2.2
         Dec-94             5
         Mar-95           1.5
         Jun-95           0.8
         Sep-95           3.1
         Dec-95           3.2
         Mar-96           2.9
         Jun-96           6.8
         Sep-96             2
         Dec-96           4.6
         Mar-97           4.4
         Jun-97           5.9
         Sep-97           4.2
         Dec-97           2.8
         Mar-98           6.5
         Jun-98           2.9
         Sep-98           3.4
         Dec-98           5.6
         Mar-99           3.5
         Jun-99           2.5
         Sep-99           5.7
         Dec-99           8.3
         Mar-00           4.8
         Jun-00           5.6
         Sep-00           2.4


Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

"Old economy" stocks and value stocks regained popularity as many newer company stocks fell.


However, the report period saw extreme volatility in the stock market, particularly for U.S. stocks. In March and April, the P/E for the Nasdaq 100 Index lost one-third of its value in just a two-week period. (The Nasdaq 100 Index reflects 100 of the largest Nasdaq companies across major industry groups, including computers, telecommunications, retail/wholesale and biotechnology, but excluding financial companies.) Volatility continued through the end of the report period as investors shifted their focus from hard-hit sectors such as technology to undervalued and established companies.

Outside the U.S., stocks were held back by uncertainty over oil prices and corporate earnings. For U.S. investors, the continued rise of the dollar against the euro and yen was a factor as well, because it eroded the dollar value of foreign stocks.

A major factor for bonds during the report period was the U.S. Treasury's decision to use some of the budget surplus to buy back its own bonds. This created a major change in the picture for supply and demand of bonds, and resulted in an inverted yield curve (a situation where short-term bonds actually pay higher yields than long-term

[PHOTO OF STOCK BROKERS]

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment hit a three-decade low of 3.9% in April. Although it trended up to 4.1% during the summer months, it closed the reporting period back at 3.9%.


            [LINE GRAPH]

         Sep-90           5.9
         Oct-90           5.9
         Nov-90           6.2
         Dec-90           6.3
         Jan-91           6.4
         Feb-91           6.6
         Mar-91           6.8
         Apr-91           6.7
         May-91           6.9
         Jun-91           6.9
         Jul-91           6.8
         Aug-91           6.9
         Sep-91           6.9
         Oct-91             7
         Nov-91             7
         Dec-91           7.3
         Jan-92           7.3
         Feb-92           7.4
         Mar-92           7.4
         Apr-92           7.4
         May-92           7.6
         Jun-92           7.8
         Jul-92           7.7
         Aug-92           7.6
         Sep-92           7.6
         Oct-92           7.3
         Nov-92           7.4
         Dec-92           7.4
         Jan-93           7.3
         Feb-93           7.1
         Mar-93             7
         Apr-93           7.1
         May-93           7.1
         Jun-93             7
         Jul-93           6.9
         Aug-93           6.8
         Sep-93           6.7
         Oct-93           6.8
         Nov-93           6.6
         Dec-93           6.5
         Jan-94           6.8
         Feb-94           6.6
         Mar-94           6.5
         Apr-94           6.4
         May-94           6.1
         Jun-94           6.1
         Jul-94           6.3
         Aug-94             6
         Sep-94           5.8
         Oct-94           5.8
         Nov-94           5.6
         Dec-94           5.5
         Jan-95           5.6
         Feb-95           5.4
         Mar-95           5.4
         Apr-95           5.8
         May-95           5.6
         Jun-95           5.6
         Jul-95           5.7
         Aug-95           5.7
         Sep-95           5.6
         Oct-95           5.5
         Nov-95           5.6
         Dec-95           5.6
         Jan-96           5.7
         Feb-96           5.5
         Mar-96           5.5
         Apr-96           5.5
         May-96           5.6
         Jun-96           5.3
         Jul-96           5.5
         Aug-96           5.1
         Sep-96           5.2
         Oct-96           5.2
         Nov-96           5.4
         Dec-96           5.4
         Jan-97           5.3
         Feb-97           5.3
         Mar-97           5.2
         Apr-97             5
         May-97           4.9
         Jun-97             5
         Jul-97           4.8
         Aug-97           4.8
         Sep-97           4.9
         Oct-97           4.7
         Nov-97           4.6
         Dec-97           4.7
         Jan-98           4.7
         Feb-98           4.6
         Mar-98           4.7
         Apr-98           4.3
         May-98           4.4
         Jun-98           4.5
         Jul-98           4.5
         Aug-98           4.5
         Sep-98           4.5
         Oct-98           4.5
         Nov-98           4.4
         Dec-98           4.4
         Jan-99           4.3
         Feb-99           4.4
         Mar-99           4.2
         Apr-99           4.3
         May-99           4.2
         Jun-99           4.3
         Jul-99           4.3
         Aug-99           4.2
         Sep-99           4.2
         Oct-99           4.1
         Nov-99           4.1
         Dec-99           4.1
         Jan-00             4
         Feb-00           4.1
         Mar-00           4.1
         Apr-00           3.9
         May-00           4.1
         Jun-00             4
         Jul-00             4
         Aug-00           4.1
         Sep-00           3.9
         Oct-00           3.9


This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 3.4% for the 12 months ended October 31, 2000 (2.5% if food and energy are excluded). ECI rose 4.3% for the 12 months ended September 30, 2000.


                  [LINE GRAPH]

          Date            CPI           ECI
         Sep-90           6.2           5.2
         Oct-90           6.4           5.2
         Nov-90           6.3           5.2
         Dec-90           6.3           4.9
         Jan-91           5.6           4.9
         Feb-91           5.3           4.9
         Mar-91           4.9           4.6
         Apr-91           4.8           4.6
         May-91             5           4.6
         Jun-91           4.7           4.6
         Jul-91           4.4           4.6
         Aug-91           3.8           4.6
         Sep-91           3.4           4.3
         Oct-91           2.8           4.3
         Nov-91           3.1           4.3
         Dec-91             3           4.3
         Jan-92           2.7           4.3
         Feb-92           2.8           4.3
         Mar-92           3.2             4
         Apr-92           3.2             4
         May-92             3             4
         Jun-92             3           3.6
         Jul-92           3.2           3.6
         Aug-92           3.1           3.6
         Sep-92             3           3.5
         Oct-92           3.3           3.5
         Nov-92           3.1           3.5
         Dec-92             3           3.5
         Jan-93           3.2           3.5
         Feb-93           3.2           3.5
         Mar-93             3           3.5
         Apr-93           3.2           3.5
         May-93           3.2           3.5
         Jun-93             3           3.6
         Jul-93           2.8           3.6
         Aug-93           2.8           3.6
         Sep-93           2.8           3.6
         Oct-93           2.8           3.6
         Nov-93           2.7           3.6
         Dec-93           2.8           3.5
         Jan-94           2.5           3.5
         Feb-94           2.5           3.5
         Mar-94           2.6           3.2
         Apr-94           2.4           3.2
         May-94           2.3           3.2
         Jun-94           2.5           3.2
         Jul-94           2.7           3.2
         Aug-94           2.9           3.2
         Sep-94             3           3.2
         Oct-94           2.6           3.2
         Nov-94           2.7           3.2
         Dec-94           2.6             3
         Jan-95           2.8             3
         Feb-95           2.9             3
         Mar-95           2.9           2.9
         Apr-95           2.8           2.9
         May-95           3.1           2.9
         Jun-95             3           2.9
         Jul-95           2.8           2.9
         Aug-95           2.6           2.9
         Sep-95           2.5           2.7
         Oct-95           2.8           2.7
         Nov-95           2.6           2.7
         Dec-95           2.6           2.8
         Jan-96           2.7           2.8
         Feb-96           2.7           2.8
         Mar-96           2.9           2.8
         Apr-96           2.8           2.8
         May-96           2.9           2.8
         Jun-96           2.8           2.9
         Jul-96           2.9           2.9
         Aug-96           2.8           2.9
         Sep-96             3           2.8
         Oct-96             3           2.8
         Nov-96           3.2           2.8
         Dec-96           3.2           2.9
         Jan-97             3           2.9
         Feb-97             3           2.9
         Mar-97           2.8           2.9
         Apr-97           2.5           2.9
         May-97           2.2           2.9
         Jun-97           2.3           2.8
         Jul-97           2.2           2.8
         Aug-97           2.2           2.8
         Sep-97           2.2             3
         Oct-97           2.1             3
         Nov-97           1.9             3
         Dec-97           1.7           3.3
         Jan-98           1.6           3.3
         Feb-98           1.4           3.3
         Mar-98           1.4           3.3
         Apr-98           1.5           3.3
         May-98           1.7           3.3
         Jun-98           1.6           3.5
         Jul-98           1.7           3.5
         Aug-98           1.7           3.5
         Sep-98           1.4           3.7
         Oct-98           1.4           3.7
         Nov-98           1.5           3.7
         Dec-98           1.6           3.4
         Jan-99           1.7           3.4
         Feb-99           1.7           3.4
         Mar-99           1.8             3
         Apr-99           2.3             3
         May-99           2.1             3
         Jun-99             2           3.2
         Jul-99           2.1           3.2
         Aug-99           2.3           3.2
         Sep-99           2.6           3.1
         Oct-99           2.6           3.1
         Nov-99           2.6           3.1
         Dec-99           2.7           3.4
         Jan-00           2.7           3.4
         Feb-00           3.2           3.4
         Mar-00           3.8           4.3
         Apr-00           3.1           4.3
         May-00           3.2           4.3
         Jun-00           3.7           4.4
         Jul-00           3.7           4.4
         Aug-00           3.4           4.4
         Sep-00           3.5           4.3
         Oct-00           3.4


The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued


bonds). While short-term interest rates rose during the report period, intermediate and long-term rates actually fell. Although these events were comparatively unusual, their net effect on performance was generally positive for bond investments.

--------------------------------------------------------------------------
The consensus among economists is that the U.S. economy appears poised for continued growth, albeit at lower rates than those of the past few years.
--------------------------------------------------------------------------
Source: Schwab.

LOOKING AHEAD: GROWTH MAY CONTINUE, BUT RATE MAY SLOW.

[PHOTO OF PEOPLE IN FRONT OF WINDOWS]

Through its aggressive tightening of short-term interest rates in late 1999 and the first half of 2000, the Fed has sought to slow the economy to a "soft landing" -- a growth rate that is high enough to avoid recession but not so high as to tempt inflation.

Recent evidence indicates that economic growth has indeed slowed from its torrid pace of the first half of 2000.

The question remains whether the slowdown is only a temporary condition prompted by a build-up of manufacturing inventories or is the "soft landing" desired by the Fed.

Factors to watch may include consumer spending and employer competition for workers. If the slowdown is in fact the desired "soft landing," we would expect to see a slackening in one or both of these factors.


PERFORMANCE OVERALL AND BY SECTOR
Total returns since inception for the S&P 500(R) Index and the S&P indices that track its 11 component sectors.

As the reporting period came to a close, "value" sectors rebounded as investors cooled on communications and technology issues.

-------------------------------------------------------------------------------

The stocks in the S&P 500 Index are divided into 11 sectors, each of which represents a cluster of related industries. This chart shows how each sector performed during the report period, as measured by the S&P index that tracks the S&P 500 stocks in each sector.

The performance of different sectors may vary widely within a given report period. Similarly, the performance of any given sector relative to the others may vary widely from period to period. Historically, it has been unusual for any one sector to maintain the same performance ranking over a long period of time (although it has not been uncommon for one sector or another to show above-average performance over longer periods).


                                  [BAR CHART]

S&P 500 AND S&P SECTOR INDICES, 10/31/99-10/31/00

Utilities                             37.57
Capital Goods                         16.11
Health Care                           15.79
Financials                            14.65
Energy                                13.29
Technology                            12.25
S&P 500 INDEX                          6.09
Consumer Staples                       5.42
Transportation                         2.31
Basic Materials                      -15.05
Consumer Cyclicals                   -15.23
Communication Services               -20.78


Data source: Wilshire Associates.

COMMUNICATIONS FOCUS FUND

[PHOTO OF GERI HOM AND LARRY MANO]


"While we see no reason to change our opinion of the long-term potential of this sector, the fund's performance over its first four months has been disappointing."

Portfolio Managers
Geri Hom and
Larry Mano


GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.


TICKER SYMBOL  SWCFX
-------------------------------------------------------------------------------
Investors who believe that communications firms may be a good long-term investment and are able to accept the risks may want to consider this fund.
-------------------------------------------------------------------------------

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

THE FUND HAS FACED A DIFFICULT ENVIRONMENT SINCE ITS INCEPTION IN JULY 2000, AS VOLATILE CONDITIONS AFFECTED THE EQUITY MARKETS. A combination of factors caused investors to trim their overall exposure to stocks. Among these factors were high stock prices, uncertainty over the outcome of the presidential election and potential interest rate hikes. Toward the end of the report period, evidence of a slowing economy reduced fears of interest rate hikes. Ordinarily this might have helped the market regain its footing, but concerns about high oil prices kept stocks in flux.

LED BY WEAKNESS IN TWO OF ITS LARGEST INDUSTRIES, THE FUND POSTED DISAPPOINTING RESULTS FOR THE PERIOD. Like the communications sector overall, the fund was heavily weighted in the communications equipment and telecom industries, which performed poorly. Lucent, in which the fund had taken a large position, fell more than 58% during the report period, hurt by problems in its development, manufacturing and credit operations.

THROUGHOUT THE SECTOR, GROWING COMPETITION COMBINED WITH SLACKENING DEMAND, causing analysts to lower their expectations for earnings. Even so, earnings at many companies came in below these reduced estimates, prompting concerns that the sector may have been substantially overvalued and that its fundamental problems had been underestimated.

COMMUNICATIONS FOCUS FUND

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 10/31/00

This chart compares performance of the fund with the S&P Communications Sector Index and the Morningstar Communications Fund category.


                                  [BAR CHART]

                                                  TOTAL RETURN 2
                                           -----------------------------
                                           AfterTax          Lost To Tax
FUND                                       (18.70%) 3             0
S&P COMMUNICATIONS SECTOR INDEX             (8.70%) 3             0
PEER GROUP AVERAGE 1                       (11.71%) 3             0



PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared to a similar investment in two indices: the S&P 500(R) Index and the S&P Communications Sector Index.


                                  [LINE GRAPH]

                        FUND          S&P COMMUNICATIONS SECTOR INDEX          S&P 500 INDEX
         7/3/00         10000                       10000                         10000
        7/31/00          9490                        9206                          9844
        8/31/00          9720                        8987                         10455
        9/30/00          8510                        8910                          9903
       10/31/00          8130                        9130                          9862


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. When you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.


1 Source: Morningstar, Inc. As of 10/31/00, there were 34 funds in the Communications Fund category that had track records of at least four months.
2   Fund returns reflect expense reductions by the fund's investment adviser
    (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.
3   Not annualized.

FUND FACTS


TOP TEN HOLDINGS 1 AS OF 10/31/00

1  SBC COMMUNICATIONS, INC.                       9.0%
2  VERIZON COMMUNICATIONS                         5.2%
3  TIME WARNER, INC.                              4.8%
4  BELLSOUTH CORP.                                4.6%
5  NOKIA OYJ                                      4.5%
6  NORTEL NETWORKS CORP.                          4.4%
7  QWEST COMMUNICATIONS INTERNATIONAL, INC.       4.4%
8  AT&T CORP.                                     4.0%
9  CORNING, INC.                                  3.7%
10 WORLDCOM, INC.                                 3.6%
======================================================
   TOTAL PERCENTAGE OF INVESTMENTS               48.2%


INDUSTRY WEIGHTINGS AS OF 10/31/00

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN THE COMMUNICATIONS FOCUS FUND

                             [GRAPHIC OF PIE CHART]

1 51.7%    Telephone
2 20.2%    Electronics
3 15.9%    Media
4  6.0%    Business Services
5  3.7%    Producer Goods & Manufacturing
6  1.3%    Business Machines Software
7  0.8%    Automotive Products/Motor Vehicles
8  0.4%    Other


STATISTICS AS OF 10/31/00

                                        PEER GROUP
                               FUND      AVERAGE 2
---------------------------------------------------
Number of Holdings              51          73
---------------------------------------------------
Median Market Cap ($ Mil)     $63,562     $35,544
---------------------------------------------------
Price/Earnings (P/E) Ratio     37.6        44.5
---------------------------------------------------
Price/Book (P/B) Ratio          5.9         9.6
---------------------------------------------------
12-Month Yield 3                --          --
---------------------------------------------------
Portfolio Turnover Rate        45% 4       230%
---------------------------------------------------
Three-Year Beta 3               --          --
---------------------------------------------------


EXPENSE RATIO AS OF 10/31/00

                             [GRAPHIC OF BAR CHART]

           Fund            Peer Group Average
           0.89% 5                 1.4% 2


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.
2 Source: Morningstar, Inc. As of 10/31/00, there were 34 funds in the Communications Fund category.
3   Not available until the fund has sufficient performance to report.
4   Not annualized.
5 Guaranteed by Schwab and the investment adviser through 5/15/01 (excluding interest, taxes and certain non-routine expenses).

COMMUNICATIONS FOCUS FUND -- FINANCIALS


FINANCIAL TABLES


These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                 7/3/00 1 -
                                                 10/31/00

PER-SHARE DATA ($)
-------------------------------------------------------------------------------
Net asset value at beginning of period            10.00
                                                  ---------
Income from investment operations:
    Net investment income                          0.00*
    Net realized and unrealized losses            (1.87)
                                                  ---------
    Total loss from investment operations         (1.87)
                                                  ---------
Net asset value at end of period                   8.13
                                                  =========
Total return (%)                                  (18.70) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                0.89 3
Expense reductions reflected in above ratio        0.82 3
Ratio of net investment income to
 average net assets                                0.07 3
Portfolio turnover rate                              45
Net assets, end of period ($ x 1,000,000)            32


*   Per-share amount was less than $0.01.
1   Commencement of operations.
2   Not annualized.
3   Annualized.




8        See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of October 31, 2000


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 -   Non-income producing security
 *   American Depositary Receipt
 +   Global Depositary Receipt

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

                                   [GRAPHIC OF PIE CHART]

99.6%  COMMON STOCK               Market Value: $32,432       Cost: $37,466


0.4%   SHORT TERM INVESTMENTS     Market Value: $132          Cost: $132

100.0% TOTAL INVESTMENTS          Market Value: $32,564       Cost: $37,598


COMMON STOCK  99.6% OF INVESTMENTS

                                                     MKT. VALUE
    SECURITY AND NUMBER OF SHARES                   ($ x 1,000)
    AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  0.8%
    -----------------------------------------------------------
 -  General Motors Corp., Class H    7,700                  249

    BUSINESS MACHINES & SOFTWARE  1.3%
    -----------------------------------------------------------
 -  Comverse Technology, Inc.    3,789                      423


                                                      MKT. VALUE
     SECURITY AND NUMBER OF SHARES                    ($ x 1,000)
     BUSINESS SERVICES  6.0%
     -----------------------------------------------------------

 6   Nortel Networks Corp.    31,352                       1,427
 *   Quinenco SA    29,363                                   246
 -   Sycamore Networks, Inc.    4,538                        287
                                                          ------
                                                           1,960
     ELECTRONICS  20.2%
 -   ADC Telecommunications, Inc.    13,600                  291
 -   CIENA Corp.    5,036                                    529
*-   Deutsche Telekom AG     5,460                           209
 -   Globespan, Inc.    2,500                                192
     Lucent Technologies, Inc.    49,382                   1,151
 -   Metromedia Fiber Network, Inc.,
     Class A    9,100                                        173
     Motorola, Inc.    36,090                                900
 -   Nextel Communications, Inc.,
     Class A    17,683                                       680
*(5) Nokia Oyj    34,053                                   1,456
     Scientific-Atlanta, Inc.    4,821                       330
 *   Telefonos de Mexico SA    5,737                         309
 -   Tellabs, Inc.    7,507                                  375
                                                          ------
                                                           6,595
     MEDIA  15.9%
     -----------------------------------------------------------
     BHC Communications, Inc.,
     Class A    4,921                                        709
 -   Clear Channel Communications,
     Inc.    10,042                                          603
 -   Comcast Corp., Class A    6,100                         245
 -   EchoStar Communications Corp.,
     Class A    6,297                                        285
+-   Gaylord Entertainment Co.    14,600                     347
     Grupo Televisa SA    5,238                              284
 -   Infinity Broadcasting Corp.,
     Class A    11,630                                       387
     Media General, Inc., Class A    11,830                  450
     The Walt Disney Co.    8,395                            301
(3)  Time Warner, Inc.    20,563                           1,561
                                                          ------
                                                           5,172




        See the Financial Notes, which are integral to this information.       9

COMMUNICATIONS FOCUS FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31,2000


                                                             MKT. VALUE
      SECURITY AND NUMBER OF SHARES                          ($ x 1,000)
      PRODUCER GOODS & MANUFACTURING  3.7%
      -----------------------------------------------------------------
(9)   Corning, Inc.    15,561                                     1,190

      TELEPHONE  51.7%
      -----------------------------------------------------------------
  *   Alcatel SA    7,738                                           483
(8)   AT&T Corp.    56,292                                        1,305
  -   AT&T Corp. -- Liberty Media Group,
      Class A    55,254                                             995
  -   AT&T Wireless Group    17,500                                 436
(4)   BellSouth Corp.    30,837                                   1,490
  -   Global Crossing Ltd.    7,890                                 186
  *   Korean Telecom Corp.    4,848                                 179
  -   NTL, Inc.    5,700                                            250
  -   Powertel, Inc.    2,672                                       233
  *   PT Indosat (Persero)    25,414                                179
- 7   Qwest Communications
      International, Inc.    29,233                               1,421
(1)   SBC Communications, Inc.    50,804                          2,931
  -   Spectrasite Holdings, Inc.    12,000                          237
  -   Sprint Corp. (PCS Group)    20,409                            778
  *   Tele Denmark A/S    8,319                                     202
  *   Telecom Argentina SA   10,469                                 180
  *   Telefonaktiebolaget LM
      Ericsson    50,866                                            706
      Telephone & Data Systems,
      Inc.    7,635                                                 805
(2)   Verizon Communications    29,082                            1,681
  *   Vodafone Group PLC    15,172                                  646
  -   VoiceStream Wireless Corp.    2,600                           342
-1 10 Worldcom, Inc.    49,611                                    1,178
                                                               -------
                                                                16,843


SHORT-TERM INVESTMENTS
0.4% OF INVESTMENTS

SECURITY                          FACE VALUE          MKT. VALUE
    RATE, MATURITY DATE           ($ x 1,000)        ($ x 1,000)
 Citibank Nassau Time Deposit
   6.03%, 11/01/00                   132                 132

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.




10      See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of October 31, 2000. All numbers x 1,000 except NAV.




ASSETS
----------------------------------------------------------------------
Investments, at market value                                 $32,564*
Receivables:
   Fund shares sold                                               29
   Dividends                                                      51
   Reimbursement to fund                                           5
Prepaid expenses                                        +          5
                                                       -------------
TOTAL ASSETS                                                  32,654

LIABILITIES
----------------------------------------------------------------------
Payables:
   Fund shares redeemed                                           29
   Investments bought                                            168
Accrued expenses                                        +         44
                                                       -------------
TOTAL LIABILITIES                                                241

NET ASSETS
----------------------------------------------------------------------
TOTAL ASSETS                                                  32,654
TOTAL LIABILITIES                                      -         241
                                                       -------------
NET ASSETS                                                   $32,413

NET ASSETS BY SOURCE
Capital received from investors                               39,702
Net investment income not yet distributed                          8
Net realized capital losses                                   (2,263)
Net unrealized capital losses                                 (5,034)


NET ASSET VALUE (NAV)

                  SHARES
NET ASSETS    /   OUTSTANDING   =    NAV
$32,413           3,988              $8.13



FEDERAL TAX DATA
-----------------------------------------------
COST BASIS OF PORTFOLIO                $38,635

NET UNREALIZED GAINS AND LOSSES:
Gains                                  $ 1,707
Losses                              +   (7,778)
                                    -----------
                                       ($6,071)


UNUSED CAPITAL LOSSES:

Expires 10/31 of:       Loss amount
    2008                  $1,226

*The fund paid $37,598 for these securities. Not counting short-term obligations and government securities, the fund paid $54,865 for securities during the report period and received $15,136 from securities it sold or that matured.



        See the Financial Notes, which are integral to this information.      11

COMMUNICATIONS FOCUS FUND -- FINANCIALS


Statement of
OPERATIONS

For July 3, 2000 (commencement of operations) through October 31, 2000. All numbers x 1,000.


INVESTMENT INCOME
---------------------------------------------------------------------
Dividends                                                        $86
Interest                                                +         23
                                                        -------------
TOTAL INVESTMENT INCOME                                          109

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------
Net realized losses on investments sold                       (2,263)

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------
Net unrealized losses on investments                          (5,034)

EXPENSES
---------------------------------------------------------------------
Investment adviser and administrator fees                         61*
Transfer agent and shareholder service fees                       28**
Trustees' fees                                                     4***
Custodian fees                                                     5
Portfolio accounting fees                                          2
Professional fees                                                 18
Registration fees                                                 63
Shareholder reports                                                8
Other expenses                                          +          5
                                                        -------------
Total expenses                                                   194
Expense reduction                                       -         93(+)
                                                        -------------
NET EXPENSES                                                     101

DECREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          109
NET EXPENSES                                            -        101
                                                        -------------
NET INVESTMENT INCOME                                              8
NET REALIZED LOSSES                                           (2,263)(++)
NET UNREALIZED LOSSES                                   +     (5,034)(++)
                                                        -------------
DECREASE IN NET ASSETS FROM OPERATIONS                       ($7,289)


  *  Calculated as 0.54% of average daily net assets.


  ** Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.


 ***  For the fund's independent trustees only.


 (+) Includes $61 from the investment adviser (CSIM) and $25 from the transfer agent and shareholder service agent (Schwab). In addition, the total expenses reimbursed by the investment adviser was $7. These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least May 15, 2001, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.


(++)  These add up to a net loss on investments of $7,297.


12      See the Financial Notes, which are integral to this information.

Statement of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on 7/3/00, it has no prior report period.
All numbers x 1,000.


OPERATIONS
----------------------------------------------------------------

                                           7/3/00-10/31/00
Net investment income                              $8
Net realized losses                            (2,263)
Net unrealized losses                          (5,034)
                                              --------
DECREASE IN NET ASSETS FROM OPERATIONS        ($7,289)

TRANSACTIONS IN FUND SHARES
----------------------------------------------------------------

                           7/3/00-10/31/00
                         QUANTITY         VALUE
Shares sold                 4,323       $42,627
Shares redeemed        +     (335)       (2,925)*
                       -------------------------
NET INCREASE                3,988       $39,702


SHARES OUTSTANDING AND NET ASSETS
----------------------------------------------------------------

                             7/3/00-10/31/00
                           SHARES        NET ASSETS
Beginning of period           --         $    --
Total increase         +    3,988         32,413**
                       -------------------------
END OF PERIOD               3,988        $32,413***
                       -------------------------


  * Dollar amounts are net of $22 in proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.



 ** Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares.


*** Includes net investment income not yet distributed in the amount of $8 for the current period.



        See the Financial Notes, which are integral to this information.      13

FINANCIAL SERVICES FOCUS FUND


TICKER SYMBOL SWFFX

This fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance of the U.S. financial services sector.

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

IN SPITE OF THE VOLATILE CONDITIONS THAT PREVAILED IN EQUITY MARKETS, THE FUND PERFORMED WELL SINCE ITS INCEPTION IN JULY 2000. A combination of factors caused investors to trim their overall exposure to stocks. Among these factors were high stock prices, uncertainty over the outcome of the presidential election and potential interest rate hikes. Toward the end of the report period, evidence of a slowing economy reduced fears of interest rate hikes. Ordinarily this might have helped the market regain its footing, but concerns about high oil prices kept stocks in flux.

STRENGTH IN THE BANKING, INSURANCE AND BROKERAGE INDUSTRIES SET THE PACE FOR THE FINANCIAL SERVICES SECTOR. Heavy exposure to these industries allowed the fund to benefit from this trend. Financial sector performance got a boost from continued consolidation within the industry, notably the mergers of Citicorp with Associates First Capital and J.P. Morgan with Chase Manhattan.

The perception that the Federal Reserve has completed its current round of rate hikes also helped, as most financial industries do not benefit from a rising interest rate environment.

[GRAPHIC OF LARRY & GERI]

"During its first four months of operation, the fund outpaced the S&P 500(R) Index."
      Portfolio Managers
      Geri Hom and
      Larry Mano

   GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

   LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

PERFORMANCE

  AVERAGE ANNUAL TOTAL RETURNS as of 10/31/00

This chart compares performance of the fund with the S&P Financial Services Sector Index and the Morningstar Financial Services Fund category.

[BAR CHART]

SINCE INCEPTION: 7/3/00

                                                  Total Return 2
                                                  --------------
FUND                                                  18.60% 3
S&P FINANCIAL SERVICES SECTOR INDEX                   23.31% 3
PEER GROUP AVERAGE 1                                  21.52% 3

  PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared to a similar investment in two indices: the S&P 500(R) Index and the S&P Financial Services Sector Index.

[LINE GRAPH]

                                        S&P FINANCIAL
                                        SERVICES SECTOR
                        FUND                INDEX              S&P 500 INDEX
                        -----           --------------         -------------
         7/3/00         10000              10000                  10000
        7/31/00         10770              11030                   9844
        8/31/00         11830              12076                  10455
        9/30/00         12050              12368                   9903
       10/31/00         11860              12331                   9862

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. When you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 Source: Morningstar, Inc. As of 10/31/00, there were 78 funds in the Financial Services Fund category that had track records of at least four months.

2  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

3  Not annualized.

FINANCIAL SERVICES FOCUS FUND

FUND FACTS

  TOP TEN HOLDINGS 1 as of 10/31/00
---------------------------------------------------------------------------
   1 GENERAL ELECTRIC CO.                                             17.7%
   2 AMERICAN INTERNATIONAL GROUP, INC.                                7.1%
   3 CITIGROUP, INC.                                                   4.4%
   4 MORGAN STANLEY DEAN WITTER & CO.                                  4.0%
   5 BERKSHIRE HATHAWAY, INC., CLASS A                                 3.4%
   6 BANK OF AMERICA CORP.                                             3.3%
   7 FLEET BOSTON FINANCIAL CORP.                                      2.6%
   8 CHASE MANHATTAN CORP.                                             2.5%
   9 WELLS FARGO & CO.                                                 2.4%
  10 FANNIE MAE                                                        2.4%
---------------------------------------------------------------------------
  TOTAL PERCENTAGE OF INVESTMENTS                                     49.8%


  STATISTICS as of 10/31/00

                                                                     PEER GROUP
                                                         FUND         AVERAGE 2
-------------------------------------------------------------------------------
Number of Holdings                                        101              71
Median Market Cap ($ Mil)                             $51,138         $22,022
Price/Earnings (P/E) Ratio                               26.2            21.2
Price/Book (P/B) Ratio                                    5.3             4.2
12-Month Yield 3                                           --              --
Portfolio Turnover Rate                                    40% 4          289%
Three-Year Beta 3                                          --              --

  EXPENSE RATIO as of 10/31/00

[BAR CHART]

            FUND            PEER GROUP AVERAGE
           0.89% 5                 1.67% 2

  INDUSTRY WEIGHTINGS as of 10/31/00

This shows the composition by industry of the fund's portfolio as of the report date.

[PIE CHART]

INDUSTRIES IN THE FINANCIAL SERVICES FOCUS FUND
-----------------------------------------------
1 Miscellaneous Finance                 28.0%
2 Banks                                 24.2%
3 Insurance                             24.1%
4 Producer Goods & Manufacturing        17.7%
5 Real Property                          4.7%
6 Healthcare/Drugs & Medicine            0.5%
7 Other                                  0.8%


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/00, there were 78 funds in the Financial Services Fund category.

3  Not available until the fund has sufficient performance to report.

4  Not annualized.

5 Guaranteed by Schwab and the investment adviser through 5/15/01 (excluding interest, taxes and certain non-routine expenses).

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                                     7/3/00 1 -
                                                                     10/31/00
 PER-SHARE DATA ($)
--------------------------------------------------------------------------------
 Net asset value at beginning of period                               10.00
                                                                     ----------
 Income from investment operations:
     Net investment income                                             0.04
     Net realized and unrealized gains                                 1.82
                                                                     ----------
     Total income from investment operations                           1.86
                                                                     ----------
 Net asset value at end of period                                     11.86
                                                                     ==========
 Total return (%)                                                     18.60 2

 RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                                                   0.89 3
 Expense reductions reflected in above ratio                           1.10 3
 Ratio of net investment income to
  average net assets                                                   1.04 3
 Portfolio turnover rate                                                 40
 Net assets, end of period ($ x 1,000,000)                               24

1  Commencement of operations.

2  Not annualized.

3  Annualized.


                                           See the Financial Notes, which     17
                                           are integral to this information.

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

PORTFOLIO HOLDINGS
As of October 31, 2000

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

  (1) Top ten holding

   -  Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

                                  [PIE CHART]

 99.6%    COMMON STOCK
          Market Value: $24,151
          Cost: $21,757

  0.4%    SHORT TERM INVESTMENTS
          Market Value: $101
          Cost: $101
----------------------------------
100.0%    TOTAL INVESTMENTS
          Market Value: $24,252
          Cost: $21,858

       COMMON STOCK  99.6% OF INVESTMENTS

                                                                      MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

       BANKS  24.2%
---------------------------------------------------------------------------------
       BancWest Corp.    4,760                                              97
  (6)  Bank of America Corp.    16,680                                     802
       Bank of New York Co., Inc.    5,360                                 309
       Bank One Corp.    3,500                                             128
       BB&T Corp.    6,560                                                 209
  (8)  Chase Manhattan Corp.    13,060                                     594
       Fifth Third Bancorp.    4,390                                       226
       Firstar Corp.    8,800                                              173
  (7)  FleetBoston Financial Corp.    16,680                               634
       Golden West Financial Corp.    4,520                                253
       Huntington Bancshares, Inc.    28,798                               414
    -  Imperial Bancorp.    1,300                                           32
       J.P. Morgan & Co., Inc.    1,320                                    218
       Mellon Financial Corp.    6,240                                     301
       National City Corp.    760                                           16
       Northern Trust Corp.    1,880                                       161
       Providian Financial Corp.    440                                     46
       Roslyn Bancorp., Inc.    3,520                                       76
    -  Silicon Valley Bancshares    1,700                                   79
       State Street Corp.    1,740                                         217
       SunTrust Banks, Inc.    940                                          46
       The Colonial BancGroup, Inc.    2,200                                19
       U.S. Bancorp.    4,660                                              113
       Union Planters Corp.    360                                          12
       UnionBanCal Corp.    3,100                                           65
  (9)  Wells Fargo & Co.    12,700                                         588
       Whitney Holding Corp.    1,000                                       37
                                                                        ------
                                                                         5,865
       BUSINESS MACHINES & SOFTWARE  0.1%
---------------------------------------------------------------------------------
       Comdisco, Inc.    1,620                                              20

       BUSINESS SERVICES  0.3%
---------------------------------------------------------------------------------
    -  Cendant Corp.    3,240                                               39
    -  National Processing, Inc.    3,000                                   47
                                                                        ------
                                                                            86

       HEALTHCARE / DRUGS & MEDICINE  0.5%
---------------------------------------------------------------------------------
       UnitedHealth Group, Inc.    1,200                                   131

       INSURANCE  24.1%
---------------------------------------------------------------------------------
       AFLAC, Inc.    1,700                                                124
       Allstate Corp.    5,720                                             230
       American Financial Group, Inc.    16,880                            362
       American General Corp.    780                                        63
  (2)  American International Group, Inc.    17,470                      1,712
       American National Insurance Co.    4,320                            293
       Aon Corp.    1,640                                                   68
       Arthur J. Gallagher & Co.    760                                     48
       Chubb Corp.    1,200                                                101
       CIGNA Corp.    20                                                     2
       Cincinnati Financial Corp.    2,360                                  87
    -  CNA Financial Corp.    7,000                                        256
    -  Delphi Financial Group, Inc., Class A    240                          9


18  See the Financial Notes, which
    are integral to this information.

                                                                      MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

       Hartford Financial Services Group, Inc.    2,340                    174
    -  John Hancock Financial Services    7,820                            247
       Lincoln National Corp.    2,300                                     111
       Loew's Corp.    2,200                                               200
       Manulife Financial Corp.    3,680                                    95
       Marsh & McLennan Cos., Inc.    2,180                                285
    -  Metlife, Inc.    13,700                                             378
       Mony Group, Inc.    10,460                                          430
       Nationwide Financial Services, Inc., Class A    1,900                92
       Old Republic International Corp.    3,500                            91
       St. Paul Cos., Inc.    3,500                                        179
       The PMI Group, Inc.    920                                           68
       W.R. Berkley Corp.    2,260                                          77
       White Mountains Insurance Group, Inc.    240                         63
                                                                        ------
                                                                         5,845

       MISCELLANEOUS FINANCE  28.0%
---------------------------------------------------------------------------------
       A.G. Edwards, Inc.    1,540                                          78
    -  Affiliated Managers Group, Inc.    100                                6
       Alliance Capital Management Holding L.P.    1,660                    80
       Allied Capital Corp.    600                                          12
       American Express Co.    7,860                                       472
       Associates First Capital Corp., Class A    4,740                    176
       AXA Financial, Inc.    3,680                                        199
       Bear Stearns Cos., Inc.    2,400                                    146
 -(5)  Berkshire Hathaway, Inc., Class A    13                             828
       Capital One Financial Corp.    200                                   13
       CIT Group, Inc., Class A    1,700                                    30
  (3)  Citigroup, Inc.    20,086                                         1,057
    -  CompuCredit Corp.    300                                              9
       Downey Financial Corp.    2,960                                     141
       Eaton Vance Corp.    1,360                                           68
 (10)  Fannie Mae    7,520                                                 579
       Federated Investors, Inc., Class B    1,850                          54
       Freddie Mac    3,300                                                198
       Goldman Sachs Group, Inc.    5,420                                  541
       Heller Financial, Inc.    700                                        20
       Household International, Inc.    3,100                              156
       IndyMac Bancorp., Inc.    3,360                                      70
       Investors Financial Services Corp.    480                            34
       Lehman Brothers Holdings, Inc.    3,360                             217
       MBNA Corp.    5,560                                                 209
  (4)  Morgan Stanley Dean Witter & Co.    12,120                          973
       Paine Webber Group, Inc.    920                                      66
       Student Loan Corp.    1,500                                          80
       Waddell & Reed Financial, Inc., Class A    1,700                     54
       Waddell & Reed Financial, Inc., Class B    920                       29
       Wesco Financial Corp.    700                                        187
                                                                        ------
                                                                         6,782

       PRODUCER GOODS & MANUFACTURING  17.7%
---------------------------------------------------------------------------------
  (1)  General Electric Co.    78,160                                    4,284
    -  Harbor Global Co., Ltd.    224                                        1
                                                                        ------
                                                                         4,285

       REAL PROPERTY  4.7%
---------------------------------------------------------------------------------
       Archstone Communities Trust    7,660                                181
       Cabot Industrial Trust    4,000                                      76
       Equity Office Properties Trust    3,840                             116
       iStar Financial, Inc.    1,600                                       32
       Mack-Cali Realty Corp.    8,100                                     220
       Pacific Gulf Properties, Inc.    6,000                              159
    -  Pinnacle Holdings, Inc.    2,200                                     35
    -  Security Capital Group, Inc., Class B    11,700                     223
       Summit Properties, Inc.    3,940                                     95
                                                                        ------
                                                                         1,137

       SHORT-TERM INVESTMENTS
       0.4% OF INVESTMENTS

      SECURITY                                                        FACE VALUE               MKT. VALUE
         RATE, MATURITY DATE                                         ($ x 1,000)              ($ x 1,000)
       Chase Manhattan Bank Time Deposit
         6.03%, 11/01/00                                                 101                      101

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                           See the Financial Notes, which     19
                                           are integral to this information.

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of October 31, 2000. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                           $24,252*
Receivables:
   Fund shares sold                                                         39
   Dividends                                                      +         12
                                                                  ------------
TOTAL ASSETS                                                            24,303

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     26
   Investments bought                                                       90
Accrued expenses                                                  +         47
                                                                  ------------
TOTAL LIABILITIES                                                          163

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            24,303
TOTAL LIABILITIES                                                 -        163
                                                                  ------------
NET ASSETS                                                             $24,140

NET ASSETS BY SOURCE
Capital received from investors                                         20,957
Net investment income not yet distributed                                   75
Net realized capital gains                                                 714
Net unrealized capital gains                                             2,394

NET ASSET VALUE (NAV)

                  SHARES
NET ASSETS    /   OUTSTANDING   =    NAV
 $24,140           2,035            $11.86

* The fund paid $21,858 for these securities. Not counting short-term obligations and government securities, the fund paid $29,638 for securities during the report period and received $8,595 from securities it sold or that matured.


FEDERAL TAX DATA
------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                $21,953
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                   $2,751
Losses                                                             +     (452)
                                                                   -----------
                                                                        $2,299


20 See the Financial Notes, which
   are integral to this information.

Statement of
OPERATIONS
For July 3, 2000 (commencement of operations) through October 31, 2000. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                                 $126
Interest                                                          +         12
                                                                  ------------
TOTAL INVESTMENT INCOME                                                    138

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                     714

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                      2,394

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                   38*
Transfer agent and shareholder service fees                                 18**
Trustees' fees                                                               4***
Custodian fees                                                               9
Portfolio accounting fees                                                    1
Professional fees                                                           18
Registration fees                                                           41
Shareholder reports                                                          8
Other expenses                                                    +          5
                                                                  ------------
Total expenses                                                             142
Expense reduction                                                 -         79#
                                                                  ------------
NET EXPENSES                                                                63

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    138
NET EXPENSES                                                      -         63
                                                                  ------------
NET INVESTMENT INCOME                                                       75
NET REALIZED GAINS                                                         714##
NET UNREALIZED GAINS                                              +      2,394##
                                                                  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $3,183


  * Calculated as 0.54% of average daily net assets.

 ** Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

*** For the fund's independent trustees only.

  # Includes $38 from the investment adviser (CSIM) and $18 from the transfer agent and shareholder service agent (Schwab). In addition, the total expenses reimbursed by the investment adviser was $23. These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least May 15, 2001, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

 ## These add up to a net gain on investments of $3,108.

                                            See the Financial Notes, which    21
                                            are integral to this information.

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

Statement of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on 7/3/00, it has no prior report period.
All numbers x 1,000.

OPERATIONS
------------------------------------------------------------------------------

                                                               7/3/00-10/31/00
Net investment income                                                      $75
Net realized gains                                                         714
Net unrealized gains                                                     2,394
                                                               ---------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $3,183

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------

                                            7/3/00-10/31/00
                                   QUANTITY                 VALUE
Shares sold                           2,202               $22,882
Shares redeemed                  +     (167)               (1,925)*
                                 ---------------------------------------------
NET INCREASE                          2,035               $20,957

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------

                                           7/3/00-10/31/00
                                     SHARES               NET ASSETS
Beginning of period                      --                $    --
Total increase                   +    2,035                 24,140**
                                 ----------------------------------------------
END OF PERIOD                         2,035                $24,140#

 * Dollar amounts are net of $13 in proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.

** Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares.

 # Includes net investment income not yet distributed in the amount of $75 for the current period.


22  See the Financial Notes, which
    are integral to this information.

HEALTH CARE
FOCUS FUND


[PHOTO OF GERI HOM AND LARRY MANO]


" If economic growth does indeed slow and if we don't see any new federal health care or Medicare initiatives, we believe stocks in this sector may generate strong relative earnings growth."
        Portfolio Managers
        Geri Hom and
        Larry Mano

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.


TICKER SYMBOL    SWHFX
--------------------------------------------------------------------------------

Investors who believe that U.S. health care companies may show potential long-term growth may want to consider this fund.

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

IN SPITE OF THE VOLATILE CONDITIONS THAT PREVAILED IN EQUITY MARKETS, THE FUND REPORTED POSITIVE PERFORMANCE SINCE ITS INCEPTION IN JULY 2000. A combination of factors caused investors to trim their overall exposure to stocks. Among these factors were high stock prices, uncertainty over the outcome of the presidential election and potential interest rate hikes. Toward the end of the report period, evidence of a slowing economy reduced fears of interest rate hikes. Ordinarily this might have helped the market regain its footing, but concerns about high oil prices kept stocks in flux.

HOSPITAL MANAGEMENT, SPECIAL SERVICES, MEDICAL PRODUCTS, MANAGED CARE AND BIOTECH ALL CONTRIBUTED TO POSITIVE RETURNS FOR THE HEALTH CARE SECTOR. As the economy slowed and overall stock prices weakened, investors sought steady earnings growth and the health care sector delivered. The fund benefited from the fact that Merck, one of its main holdings, returned 17.61% since the fund's inception, based in part on favorable comments from investment firms after a third-quarter rise in income.

While the old-line drug companies have expressed concern over proposed government actions that would affect the sector, we believe that such factors as medical advances, DNA research and an aging population could be favorable for the sector's long-term investment outlook.

HEALTH CARE FOCUS FUND


PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 10/31/00

This chart compares performance of the fund with the S&P Health Care Sector Index and the Morningstar Health Care Fund category.


                                  [BAR GRAPH]

                                              S&P HEALTH CARE       PEER GROUP
                               FUND             SECTOR INDEX         AVERAGE 1
Total Return 2                 2.70% 3             2.67% 3             10.26% 3


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared to a similar investment in two indices: the S&P 500(R) Index and the S&P Health Care Sector Index.


                  FUND        S&P HEALTH CARE SECTOR GROUP         S&P 500 INDEX
  7/3/00          10000                               10000                10000
 7/31/00           9450                                9411                 9844
 8/31/00           9820                                9464                10455
 9/30/00          10160                                9918                 9903
10/31/00          10270                               10267                 9862



All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. When you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.


1 Source: Morningstar, Inc. As of 10/31/00, there were 82 funds in the Health Care Fund category that had track records of at least four months.

2   Fund returns reflect expense reductions by the fund's investment adviser
    (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

3   Not annualized.

FUND FACTS


TOP TEN HOLDINGS 1 as of 10/31/00
--------------------------------------------------------------------------------
  1  PFIZER, INC.                                                          14.6%

  2  MERCK & CO., INC.                                                     10.8%

  3  JOHNSON & JOHNSON                                                      6.3%

  4  BRISTOL-MYERS SQUIBB CO.                                               5.4%

  5  ELI LILLY & CO.                                                        5.2%

  6  AMERICAN HOME PRODUCTS CORP.                                           4.6%

  7  PHARMACIA CORP.                                                        3.9%

  8  MEDTRONIC, INC.                                                        3.5%

  9  AMGEN, INC.                                                            3.5%

 10  SCHERING-PLOUGH CORP.                                                  3.4%
--------------------------------------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS                                            61.2%


STATISTICS as of 10/31/00


                                                                    PEER GROUP
                                                     FUND             AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                                     51                  79
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)                         $69,483             $19,314
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                           40.6                43.4
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                                 12                12.6
--------------------------------------------------------------------------------
12-Month Yield 3                                       --                  --
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                41% 4              310%
--------------------------------------------------------------------------------
Three-Year Beta 3                                      --                  --
--------------------------------------------------------------------------------


EXPENSE RATIO as of 10/31/00


                                  [BAR GRAPH]

FUND                                                                     0.89% 5

PEER GROUP AVERAGE                                                       1.67% 2



INDUSTRY WEIGHTINGS as of 10/31/00

This shows the composition by industry of the fund's portfolio as of the report date.


INDUSTRIES IN THE HEALTH CARE FOCUS FUND
--------------------------------------------------------------------------------

                                  [PIE CHART]

                     1    97.4% Healthcare/Drugs & Medicine

                     2     1.9% Electronics

                     3     0.7% Other


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/00, there were 82 funds in the Health Care Fund category.

3   Not available until the fund has sufficient performance to report.

4   Not annualized.

5 Guaranteed by Schwab and the investment adviser through 5/15/01 (excluding interest, taxes and certain non-routine expenses).

HEALTH CARE FOCUS FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS


                                                        7/3/00 1-
                                                        10/31/00
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                  10.00
                                                        ------------------------
Income from investment operations:
    Net investment income                                0.00 *
    Net realized and unrealized gains                    0.27
                                                        ------------------------
    Total income from investment operations              0.27
                                                        ------------------------
Net asset value at end of period                        10.27
                                                        ========================
Total return (%)                                         2.70 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                      0.89 3
Expense reductions reflected in above ratio              1.15 3
Ratio of net investment loss to
 average net assets                                     (0.02) 3
Portfolio turnover rate                                    41
Net assets, end of period ($ x 1,000,000)                  28


*   Per-share amount was less than $0.01.

1   Commencement of operations.

2   Not annualized.

3   Annualized.


26  See the Financial Notes, which are
    integral to this information.

PORTFOLIO HOLDINGS
As of October 31, 2000


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

-   Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.



                                  [PIE CHART]

                            99.7%  COMMON STOCK
                                   Market Value: $28,230
                                   Cost: $27,395

                             0.3%  SHORT TERM INVESTMENTS
                                   Market Value: $90
                                   Cost: $90
                           -------------------------------
                           100.0%  TOTAL INVESTMENTS
                                   Market Value: $28,320
                                   Cost: $27,485



COMMON STOCK  99.7% of investments

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)


      ELECTRONICS  1.9%
      --------------------------------------------------------------------------
      PE Corp. -- PE Biosystems Group  4,500                                 527

      HEALTHCARE / DRUGS & MEDICINE  97.4%
      --------------------------------------------------------------------------
      Abbott Laboratories  17,385                                            918
   -  Abgenix, Inc.  3,350                                                   264
      Allergan, Inc.  6,385                                                  537
  (6) American Home Products Corp.  20,700                                 1,314
- (9) Amgen, Inc.  17,155                                                    994
   -  Andrx Group  2,385                                                     172
   -  Apria Healthcare Group, Inc.  10,850                                   217
      Arrow International, Inc.  8,215                                       331
   -  Aviron  3,600                                                          235
      Baxter International, Inc.  3,300                                      271
      Beckman Coulter, Inc.  3,645                                           255
   -  Boston Scientific Corp.  9,100                                         145
  (4) Bristol-Myers Squibb Co.  24,910                                     1,518
      Cardinal Health, Inc.  3,000                                           284
   -  Cell Genesys, Inc.  6,035                                              139
   -  Digene Corp.  3,900                                                    127
   -  Edwards Lifesciences Corp.  17,700                                     238
  (5) Eli Lilly & Co.  16,420                                              1,468
   -  Foundation Health Systems, Inc., Class A  11,750                       237
   -  Genentech, Inc.  9,370                                                 773
   -  Guidant Corp.  2,700                                                   143
   -  Haemonetics Corp.  7,830                                               184
      HCA -- The Healthcare Co.  12,435                                      497
   -  HealthSouth Corp.  20,600                                              247
   -  Human Genome Sciences, Inc.  2,500                                     221
      ICN Pharmaceuticals, Inc.  8,200                                       312
   -  Immunex Corp.  9,295                                                   396
   -  IVAX Corp.  4,490                                                      195
  (3) Johnson & Johnson  19,240                                            1,773
   -  Ligand Pharmaceuticals, Inc., Class B  11,305                          168
   -  Maxim Pharmaceuticals, Inc.  2,985                                     133
      McKesson HBOC, Inc.  7,300                                             205
   -  Medarex, Inc.  2,500                                                   153
   -  Medimmune, Inc.  4,405                                                 288
  (8) Medtronic, Inc.  18,320                                                995
  (2) Merck & Co., Inc.  34,105                                            3,067
   -  Millennium Pharmaceuticals, Inc.  3,600                                261
   -  Oxford Health Plans, Inc.  8,135                                       275
   -  PacifiCare Health Systems, Inc.  7,975                                  83
  (1) Pfizer, Inc.  96,055                                                 4,148
  (7) Pharmacia Corp.  20,220                                              1,112
   -  Quest Diagnostic, Inc.  1,400                                          135


                                           See the Financial Notes, which
                                           are integral to this information.  27

HEALTH CARE FOCUS FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2000


                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)


 (10) Schering-Plough Corp.  18,765                                          970
   -  Sepracor, Inc.  1,600                                                  109
   -  Tenet Healthcare Corp.  7,800                                          307
   -  Texas Biotech Corp.  9,700                                             143
   -  Triad Hospitals, Inc.  7,490                                           208
      UnitedHealth Group, Inc.  3,925                                        429
                                                                     -----------
                                                                          27,594

      MISCELLANEOUS  0.4%
      --------------------------------------------------------------------------
   -  United Therapeutics Corp.  2,045                                       109


      SHORT-TERM INVESTMENTS
      0.3% of investments

      SECURITY                                  FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                    ($ x 1,000)     ($ x 1,000)
      HSBC Holdings PLC
      Grand Cayman Time Deposit
        6.03%, 11/01/00                             90              90


--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


28  See the Financial Notes, which
    are integral to this information.

  Statement of
  ASSETS AND LIABILITIES

  As of October 31, 2000. All numbers x 1,000 except NAV.


  ASSETS
  ------------------------------------------------------------------------------
  Investments, at market value                                          $28,320*
  Receivables:
     Fund shares sold                                                       111
     Dividends                                                               12
     Reimbursement to fund                                                    7
  Prepaid expenses                                                 +          7
                                                                   ------------
  TOTAL ASSETS                                                           28,457


  LIABILITIES
  -----------------------------------------------------------------------------
  Payables:
     Fund shares redeemed                                                    15
     Investments bought                                                     167
  Accrued expenses                                                 +         41
                                                                   ------------
  TOTAL LIABILITIES                                                         223


  NET ASSETS
  -----------------------------------------------------------------------------
  TOTAL ASSETS                                                           28,457
  TOTAL LIABILITIES                                                -        223
                                                                   ------------
  NET ASSETS                                                            $28,234


  NET ASSETS BY SOURCE

  Capital received from investors                                        27,375
  Net realized capital gains                                                 24
  Net unrealized capital gains                                              835


  NET ASSET VALUE (NAV)

                     SHARES
  NET ASSETS    /    OUTSTANDING    =    NAV
  $28,234            2,748               $10.27


* The fund paid $27,485 for these securities. Not counting short-term obligations and government securities, the fund paid $37,427 for securities during the report period and received $10,058 from securities it sold or that matured.

  FEDERAL TAX DATA
  ------------------------------------------------------------------------------
  COST BASIS OF PORTFOLIO                                               $27,945
  NET UNREALIZED GAINS AND LOSSES:
  Gains                                                                  $2,025
  Losses                                                            +    (1,650)
                                                                    ------------
                                                                           $375

  RECLASSIFICATIONS:
  Net investment income not
    yet distributed                                                          $2
  Reclassified as:
    Net realized capital gains                                              ($2)


                                           See the Financial Notes, which
                                           are integral to this information.  29

HEALTH CARE FOCUS FUND -- FINANCIALS


Statement of
OPERATIONS

For July 3, 2000 (commencement of operations) through October 31, 2000. All numbers x 1,000.


INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                    $56
Interest                                                           +          15
                                                                   -------------
TOTAL INVESTMENT INCOME                                                       71

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                        26

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                          835

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                     44*
Transfer agent and shareholder service fees                                   20**
Trustees' fees                                                                 4***
Custodian fees                                                                 5
Portfolio accounting fees                                                      1
Professional fees                                                             18
Registration fees                                                             61
Shareholder reports                                                            8
Other expenses                                                     +           5
                                                                   -------------
Total expenses                                                               166
Expense reduction                                                  -          93****
                                                                   -------------
NET EXPENSES                                                                  73

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                       71
NET EXPENSES                                                        -         73
                                                                   -------------
NET INVESTMENT LOSS                                                           (2)
NET REALIZED GAINS                                                            26*****
NET UNREALIZED GAINS                                                +        835*****
                                                                   -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                      $859


    * Calculated as 0.54% of average daily net assets.

   ** Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

  *** For the fund's independent trustees only.

 **** Includes $44 from the investment adviser (CSIM) and $20 from the transfer agent and shareholder service agent (Schwab). In addition, the total expenses reimbursed by the investment adviser was $29. These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least May 15, 2001, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

***** These add up to a net gain on investments of $861.


30  See the Financial Notes, which
    are integral to this information.

Statement of
CHANGES IN NET ASSETS

For the current report period only. Because the fund commenced operations on 7/3/00, it has no prior report period.
All numbers x 1,000.


OPERATIONS
--------------------------------------------------------------------------------
                                                     7/3/00-10/31/00

Net investment loss                                              $(2)
Net realized gains                                                26
Net unrealized gains                                             835
                                                     ---------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                          $859

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                                     7/3/00-10/31/00
                                                QUANTITY          VALUE

Shares sold                                        2,923        $29,085
Shares redeemed                                 +   (175)        (1,710) *
                                                --------------------------------
NET INCREASE                                       2,748        $27,375

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                                     7/3/00-10/31/00
                                                    SHARES     NET ASSETS

Beginning of period                                     --        $    --
Total increase                                  +    2,748         28,234 **
                                                --------------------------------
END OF PERIOD                                        2,748        $28,234 ***


  * Dollar amounts are net of $13 in proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.

 ** Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares.

*** Includes a net investment loss of $2 for the current period.


                                           See the Financial Notes, which     31
                                           are integral to this information.

TECHNOLOGY
FOCUS FUND

[PHOTO OF GERI HOM & LARRY MANO]

" Technology stocks found themselves under pressure from many directions, ranging from evidence of a cooling economy to lower-than-expected earnings from a number of high-profile companies."

     Portfolio Managers
     Geri Hom and
     Larry Mano

  GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

  LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.


TICKER SYMBOL     SWTFX

________________________________________________________________________________

This fund is designed for long-term investors seeking a way to gain exposure to the technology segment of the U.S. economy.
________________________________________________________________________________

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

THE FUND HAS FACED A DIFFICULT ENVIRONMENT SINCE ITS INCEPTION IN JULY 2000, AS VOLATILE CONDITIONS AFFECTED THE EQUITY MARKETS. A combination of factors caused investors to trim their overall exposure to stocks. Among these factors were high stock prices, uncertainty over the outcome of the presidential election and potential interest rate hikes, among others. Toward the end of the report period, evidence of a slowing economy reduced fears of interest rate hikes. Ordinarily this might have helped the market regain its footing, but concerns about high oil prices kept stocks in flux.

WEAKNESS IN THE COMPUTER SERVICES, SEMICONDUCTOR AND EQUIPMENT INDUSTRIES HURT THE OVERALL PERFORMANCE OF THE TECHNOLOGY SECTOR. Both the fund and the sector were heavily weighted in the latter two industries, and their respective performance suffered accordingly.

Many factors contributed to poor performance. Predicting lower demand for technology products in a slowing economy, analysts lowered target prices for many key stocks. This action fueled worries about stock valuations and fundamental problems. Once technology stocks began to slip, some mutual funds sold them in quantity in order to minimize taxable distributions to shareholders. Even the fund's largest holdings, which have been synonymous with a rising technology market, were not exempt from these factors, and their declines hurt fund performance.

While it's always difficult to know when conditions may improve, we continue to believe in the long-term potential of this important sector.

PERFORMANCE


  AVERAGE ANNUAL TOTAL RETURNS as of 10/31/00


This chart compares performance of the fund with the S&P Technology Sector Index and the Morningstar Technology Fund category.

[BAR CHART]
SINCE INCEPTION: 7/3/00

                                      TOTAL RETURN 2
                                      --------------
FUND                                    (14.80%) 3
S&P TECHNOLOGY SECTOR INDEX             (18.38%) 3
PEER GROUP AVERAGE 1                    (13.15%) 3

  PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared to a similar investment in two indices: the S&P 500(R) Index and the S&P Technology Sector Index.

[LINE GRAPH]

                                S&P TECHNOLOGY
                 FUND            SECTOR INDEX        S&P 500 INDEX
                 ----           --------------       -------------
  7/3/00         10000              10000                10000
 7/31/00          9480               9523                 9844
 8/31/00         10910              10583                10455
 9/30/00          9220               8634                 9903
10/31/00          8520               8161                 9862

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. When you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 Source: Morningstar, Inc. As of 10/31/00, there were 260 funds in the Technology Fund category that had track records of at least four months.
2  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.
3  Not annualized.

TECHNOLOGY FOCUS FUND


FUND FACTS

TOP TEN HOLDINGS 1 as of 10/31/00
------------------------------------------------
 1 MICROSOFT CORP.                          9.2%

 2 CISCO SYSTEMS, INC.                      8.7%

 3 INTEL CORP.                              6.4%

 4 ORACLE CORP.                             5.7%

 5 EMC CORP.                                4.7%

 6 SUN MICROSYSTEMS, INC.                   4.5%

 7 INTERNATIONAL BUSINESS MACHINES CORP.    3.7%

 8 HEWLETT-PACKARD CO.                      2.5%

 9 AMERICA ONLINE, INC.                     2.4%

10 DELL COMPUTER CORP.                      2.0%
------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS            49.8%


  STATISTICS as of 10/31/00

                                        PEER GROUP
                               FUND      AVERAGE 2
                               ----      ---------
Number of Holdings              101         76
Median Market Cap ($ Mil)     $75,485     $25,835
Price/Earnings (P/E) Ratio     40.8        48.5
Price/Book (P/B) Ratio         13.8        13.7
12-Month Yield 3                --          --
Portfolio Turnover Rate        37% 4       231%
Three-Year Beta 3               --          --


  EXPENSE RATIO as of 10/31/00

[BAR CHART]

FUND            PEER GROUP AVERAGE
----            ------------------
0.89% 5               1.68% 2


  INDUSTRY WEIGHTINGS as of 10/31/00


This shows the composition by industry of the fund's portfolio as of the report date.

[PIE CHART]

INDUSTRIES IN THE TECHNOLOGY FOCUS FUND
--------------------------------------------------------------------------------
 1 Business Machines & Software                                            51.0%

 2 Electronics                                                             25.1%

 3 Business Services                                                       16.4%

 4 Producer Goods & Manufacturing                                           2.4%

 5 Miscellaneous                                                            1.4%

 6 Aerospace/Defense                                                        1.3%

 7 Telephone                                                                0.7%

Other                                                                       1.7%

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.
2 Source: Morningstar, Inc. As of 10/31/00, there were 260 funds in the Technology Fund category.
3  Not available until the fund has sufficient performance to report.
4  Not annualized.
5 Guaranteed by Schwab and the investment adviser through 5/15/01 (excluding interest, taxes and certain non-routine expenses).

TECHNOLOGY FOCUS FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                                       7/3/00 1-
                                                                       10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period                                  10.00
                                                                       ---------
Income from investment operations:
    Net investment loss                                                 (0.02)
    Net realized and unrealized losses                                  (1.46)
                                                                       ---------
    Total loss from investment operations                               (1.48)
                                                                       ---------
Net asset value at end of period                                         8.52
                                                                       =========
Total return (%)                                                       (14.80) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                                      0.89 3
Expense reductions reflected in above ratio                              0.63 3
Ratio of net investment income to
 average net assets                                                     (0.63) 3
Portfolio turnover rate                                                    37
Net assets, end of period ($ x 1,000,000)                                  48

1  Commencement of operations.
2  Not annualized.
3  Annualized.

                                           See the Financial Notes, which     35
                                           are integral to this information.

TECHNOLOGY FOCUS FUND -- FINANCIALS


PORTFOLIO HOLDINGS
As of October 31, 2000


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 -  Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

                 COMMON STOCK      SHORT TERM INVESTMENTS      TOTAL INVESTMENTS
                    99.3%                   0.7%                     100.0%
                   -------                 ------                   --------
Market Value:      $47,828                  $316                     $48,144
Cost:              $54,558                  $316                     $54,874

      COMMON STOCK  99.3% of investments

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      AEROSPACE / DEFENSE  1.3%
      --------------------------------------------------------------------------
      Boeing Co.    5,000                                                    339
   -  Sequa Corp., Class A    7,852                                          290
                                                                          ------
                                                                             629

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  0.4%
      --------------------------------------------------------------------------
   -  SPX Corp.   1,564                                                      193

      BUSINESS MACHINES & SOFTWARE  51.0%
      --------------------------------------------------------------------------
   -  3Com Corp.   14,500                                                    257
      Adobe Systems, Inc.    1,800                                           137
   -  Cabletron Systems, Inc.    6,316                                       171
 -(2) Cisco Systems, Inc.    77,860                                        4,195
   -  Commerce One, Inc.    3,564                                            229
      Compaq Computer Corp.    24,168                                        735
-(10) Dell Computer Corp.    31,916                                          942
 -(5) EMC Corp.    25,416                                                  2,264
  (8) Hewlett-Packard Co.    25,848                                        1,200
      IKON Office Solutions, Inc.    69,340                                  225
   -  Integrated Device Technology,
      Inc.    3,284                                                          185
  (7) International Business
      Machines Corp.    18,136                                             1,786
   -  Iomega Corp.    34,668                                                 170
   -  Juniper Networks, Inc.    4,408                                        860
   -  Micromuse, Inc.    1,484                                               252
 -(1) Microsoft Corp.    64,392                                            4,435
   -  Network Appliance, Inc.    5,532                                       658
 -(4) Oracle Corp.    83,348                                               2,750
   -  Quantum Corp. -- Hard Disk
      Drive Group    23,264                                                  266
   -  Saba Software, Inc.    4,500                                           105
   -  Silicon Graphics, Inc.    39,848                                       179
 -(6) Sun Microsystems, Inc.    19,428                                     2,154
   -  Systems & Computer
      Technology Corp.    16,868                                             244
   -  Tech Data Corp.    3,500                                               146
                                                                          ------
                                                                          24,545
      BUSINESS SERVICES  16.4%
      --------------------------------------------------------------------------
   -  Alliance Semiconductor Corp.    8,492                                  170
 -(9) America Online, Inc.    22,864                                       1,153
   -  Ariba, Inc.    3,100                                                   392
   -  Art Technology Group, Inc.    2,960                                    186
   -  At Home Corp., Class A    16,720                                       172
   -  BEA Systems, Inc.    6,792                                             487
   -  BroadVision, Inc.    6,548                                             195
   -  Brocade Communications
      Systems, Inc.    1,900                                                 432
      Computer Associates
      International, Inc.    7,700                                           245
   -  Credence Systems, Corp.    7,544                                       141
   -  Gemstar -- TV Guide International,
      Inc.    4,100                                                          281
   -  I2 Technologies, Inc.    2,808                                         477
   -  Inktomi Corp.    1,900                                                 121
   -  Integrated Silicon Solutions, Inc.    7,500                            100
   -  Liberate Technologies    6,764                                         129

36  See the Financial Notes, which
    are integral to this information.

                                                                     MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                   ($ x 1,000)
   -  LifeMinders, Inc.    8,692                                             101
   -  Mercury Interactive Corp.    900                                       100
   -  Redback Networks, Inc.    1,700                                        181
   -  SDL, Inc.    1,000                                                     259
   -  Siebel Systems, Inc.    5,276                                          554
   -  TIBCO Software, Inc.    3,992                                          251
   -  VeriSign, Inc.    2,916                                                385
   -  VERITAS Software Corp.    6,052                                        853
   -  WatchGuard Technologies, Inc.    2,832                                 142
   -  Yahoo!, Inc.    7,176                                                  421
                                                                          ------
                                                                           7,928
      ELECTRONICS  25.1%
      --------------------------------------------------------------------------
   -  Advanced Micro Devices, Inc.    9,672                                  219
   -  Altera Corp.    2,900                                                  119
   -  Analog Devices, Inc.    5,172                                          336
   -  Applied Materials, Inc.    14,856                                      789
   -  Arrow Electronics, Inc.    4,740                                       152
      Avnet, Inc.    4,880                                                   131
      AVX Corp.    14,408                                                    412
   -  Broadcom Corp., Class A    2,304                                       512
   -  Cirrus Logic, Inc.    4,472                                            193
   -  Cypress Semiconductor Corp.    4,000                                   150
   -  DDI Corp.    3,900                                                     156
   -  Electro Scientific Industries,
      Inc.    5,600                                                          196
   -  Imation Corp.    7,700                                                 153
  (3) Intel Corp.    68,460                                                3,081
   -  JDS Uniphase Corp.    9,544                                            777
   -  Kemet Corp.    11,140                                                  311
   -  KLA-Tencor Corp.    3,000                                              101
   -  LSI Logic Corp.    4,100                                               135
   -  Maxim Integrated Products,
      Inc.    1,500                                                           99
   -  MEMC Electronic Materials,
      Inc.    14,808                                                         147
   -  Merix Corp.    5,400                                                   252
   -  Micron Technology, Inc.    10,828                                      376
   -  National Semiconductor Corp.    7,736                                  201
      Newport Corp.    1,200                                                 137
   -  QUALCOMM, Inc.    6,952                                                453
   -  Sanmina Corp.    1,400                                                 160
   -  Silicon Storage Technology, Inc.    10,804                             246
   -  Silicon Valley Group, Inc.    6,080                                    200
   -  Solectron Corp.    5,328                                               234
      Technitrol, Inc.    1,400                                              155
   -  Teradyne, Inc.    4,420                                                138
      Texas Instruments, Inc.    14,300                                      702
   -  Varian Semiconductor Equipment    4,392                                101
   -  Varian, Inc.    3,796                                                  117
   -  Vishay Intertechnology, Inc.   10,852                                  326
   -  Xilinx, Inc.    1,600                                                  116
                                                                          ------
                                                                          12,083
      MISCELLANEOUS  1.4%
      --------------------------------------------------------------------------
   -  Agilent Technologies, Inc.    3,784                                    175
   -  Palm, Inc.    3,900                                                    209
   -  Stanford Microdevices, Inc.    4,300                                   108
   -  Viasystems Group, Inc.    15,000                                       213
                                                                          ------
                                                                             705
      MISCELLANEOUS FINANCE  0.3%
      --------------------------------------------------------------------------
   -  TD Waterhouse Group, Inc.    7,700                                     128

      PRODUCER GOODS & MANUFACTURING  2.4%
      --------------------------------------------------------------------------
   -  Applied Micro Circuits Corp.    2,768                                  212
   -  Fisher Scientific International    5,208                               200
      Honeywell International, Inc.    8,800                                 474
   -  PMC Sierra, Inc.    1,684                                              285
                                                                          ------
                                                                           1,171
      RETAIL  0.3%
      --------------------------------------------------------------------------
   -  Amazon.com, Inc.    3,600                                              132

      TELEPHONE  0.7%
      --------------------------------------------------------------------------
   -  Exodus Communications, Inc.    6,612                                   222
   -  Tut Systems, Inc.    2,768                                              92
                                                                          ------
                                                                             314

      SHORT-TERM INVESTMENTS
      0.7% of investments

     SECURITY                                      FACE VALUE        MKT. VALUE
        RATE, MATURITY DATE                        ($ x 1,000)       ($ x 1,000)

     HSBC Holdings PLC
     Grand Cayman Time Deposit
        6.03%, 11/01/00                                   316               316
--------------------------------------------------------------------------------

      END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                              See the Financial Notes, which  37
                                              are integral to this information.

TECHNOLOGY FOCUS FUND -- FINANCIALS


Statement of
ASSETS AND LIABILITIES
As of October 31, 2000. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $48,144*
Receivables:
   Fund shares sold                                                          95
Prepaid expenses                                                   +          7
                                                                   -------------
TOTAL ASSETS                                                             48,246

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      30
   Investments bought                                                       374
Accrued expenses                                                   +         51
                                                                   -------------
TOTAL LIABILITIES                                                           455

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             48,246
TOTAL LIABILITIES                                                  -        455
                                                                   -------------
NET ASSETS                                                              $47,791


NET ASSETS BY SOURCE

Capital received from investors                                          55,652
Net realized capital losses                                              (1,131)
Net unrealized capital losses                                            (6,730)

NET ASSET VALUE (NAV)

                  SHARES
NET ASSETS    /   OUTSTANDING   =    NAV
$47,791           5,608              $8.52

* The fund paid $54,874 for these securities. Not counting short-term obligations and government securities, the fund paid $72,966 for securities during the report period and received $17,277 from securities it sold or that matured.

FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                 $55,282
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                    $2,784
Losses                                                               +   (9,922)
                                                                     -----------
                                                                        ($7,138)

RECLASSIFICATIONS:
Net investment income not
  yet distributed                                                          $100
Reclassified as:
  Capital received
  from investors                                                          ($100)

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                                                    Loss amount
    2008                                                                   $723

38  See the Financial Notes, which
    are integral to this information.

Statement of
OPERATIONS
For July 3, 2000 (commencement of operations) through October 31, 2000. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                    $9
Interest                                                           +         31
                                                                   -------------
TOTAL INVESTMENT INCOME                                                      40

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (1,131)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                     (6,730)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    85*
Transfer agent and shareholder service fees                                  39**
Trustees' fees                                                                4#
Custodian fees                                                                9
Portfolio accounting fees                                                     2
Professional fees                                                            18
Registration fees                                                            69
Shareholder reports                                                           8
Other expenses                                                     +          5
                                                                   -------------
Total expenses                                                              239
Expense reduction                                                  -         99##
                                                                   -------------
NET EXPENSES                                                                140

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      40
NET EXPENSES                                                       -        140
                                                                   -------------
NET INVESTMENT LOSS                                                        (100)
NET REALIZED LOSS                                                        (1,131)###
NET UNREALIZED LOSS                                                +     (6,730)###
                                                                   -------------
DECREASE IN NET ASSETS FROM OPERATIONS                                  ($7,961)

  * Calculated as 0.54% of average daily net assets.

 ** Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

  # For the fund's independent trustees only.

 ## Includes $85 from the investment adviser (CSIM) and $14 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least May 15, 2001, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

### These add up to a net loss on investments of $7,861.


                                              See the Financial Notes, which  39
                                              are integral to this information.

TECHNOLOGY FOCUS FUND -- FINANCIALS



Statement of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on 7/3/00, it has no prior report period.
All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                                                7/3/00-10/31/00
Net investment loss                                                       $(100)
Net realized losses                                                      (1,131)
Net unrealized losses                                                    (6,730)
                                                                ----------------
DECREASE IN NET ASSETS FROM OPERATIONS                                  ($7,961)

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                                            7/3/00-10/31/00
                                                         QUANTITY         VALUE
Shares sold                                                 5,936       $58,805
Shares redeemed                                        +     (328)       (3,053)*
                                                       -------------------------
NET INCREASE                                                5,608       $55,752

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                                              7/3/00-10/31/00
                                                           SHARES    NET ASSETS
Beginning of period                                            --      $     --
Total increase                                         +    5,608        47,791**
                                                       -------------------------
END OF PERIOD                                               5,608       $47,791***

  * Dollar amounts are net of $23 in proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.

 ** Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares.

*** Includes a net investment loss of $100 for the current period.


40  See the Financial Notes, which
    are integral to this information.

FINANCIAL NOTES


FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. For these funds, shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.


THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993

  Schwab S&P 500 Fund
  Schwab Small-Cap Index Fund(R)
  Schwab Total Stock Market Index Fund(TM)
  Schwab International Index Fund(R)
  Schwab Analytics Fund(R)
  Schwab MarketTrack All Equity Portfolio
  Schwab MarketTrack Growth Portfolio
  Schwab MarketTrack Balanced Portfolio
  Schwab MarketTrack Conservative Portfolio
  Schwab MarketManager Growth Portfolio
  Schwab MarketManager Balanced Portfolio
  Schwab MarketManager Small Cap Portfolio
  Schwab MarketManager International Portfolio
  Communications Focus Fund
  Financial Services Focus Fund
  Health Care Focus Fund
  Technology Focus Fund
  Institutional Select(TM) S&P 500 Fund
  Institutional Select(TM) Large-Cap Value Index Fund
  Institutional Select(TM) Small-Cap Value Index Fund

FINANCIAL NOTES


FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS TO PARTICIPATE IN THE RETURN OF AN INDEX. Futures contracts involve certain risks, because they can be sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE COMMUNICATIONS FOCUS FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties. As of the report date, the fund had no forwards in its portfolio.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

Among the terms of the funds' repurchase agreements is that they be fully collateralized by U.S. Treasury or government agency securities. All collateral is held by the funds' custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. As of the end of the report period there were no borrowings outstanding.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trusts, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services. Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds limiting certain expenses.

The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER AND/OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these persons for their service as trustees, but they did pay the independent trustees, as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may own shares of The Charles Schwab Corp. if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

FINANCIAL NOTES


ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   EXCHANGE-TRADED SECURITIES: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

   SECURITIES TRADED OVER-THE-COUNTER: same as exchange-traded securities.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Communications Focus Fund
Financial Services Focus Fund
Health Care Focus Fund
Technology Focus Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Communications Focus Fund, Financial Services Focus Fund, Health Care Focus Fund and Technology Focus Fund (four of the portfolios constituting Schwab Capital Trust)(hereafter collectively referred to as the "funds") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period July 3, 2000 (commencement of operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 12, 2000

HOW TO READ THIS REPORT


This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the technical financial terms that are used in this report.


                 [GRAPHIC OF FINANCIAL HIGHLIGHTS SAMPLE TABLE]

                             FINANCIAL HIGHLIGHTS 1

PER-SHARE DATA ($) 2

Income from investment operations: 3
     Net investment income
     Net realized and unrealized gains
     Total income from investment operations


Total return (%) 4

1 The financial highlights summarize a fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

2 The figures in the first part of the table are for a single share of a fund that was "outstanding," or in existence, during the periods indicated.

3 These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

  Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

4 Total return shows what an investor in a fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

                 [GRAPHIC OF FINANCIAL HIGHLIGHTS SAMPLE TABLE]

*    1/1/97-10/31/97

**   (0.19)

(-)  0.49

(-)  0.40

(+)  1.89

(++) 1

                                                 Table is for illustration only.


* In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

** In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

(-) The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets because they are paid from these assets.

(-) For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

(+) This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

(++) The turnover rate tells you how actively a fund has traded securities.
     A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

(++) Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

(1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

+   New holding -- a security the fund added during the report period.

[BULLET] Non-income producing security -- this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

[GREATER THAN ARROW] Global Depositary Receipt (GDR) -- a security issued in one country that represents a stock issued in another country.

[DIAMOND] American Depositary Receipt (ADR) -- a type of GDR that is traded in the United States and priced in U.S. dollars.

[TRIANGLE] Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

[RECTANGLE] Issuer is affiliated with the fund's adviser -- indicates a security issued by the company that manages the fund, or an affiliate of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.


PORTFOLIO HOLDINGS

(1) Top ten holding

 +  New holding

[BULLET] Non-income producing security

[GREATER THAN ARROW] Global Depositary Receipt

[DIAMOND] American Depositary Receipt

[TRIANGLE] Collateral for open futures contracts

[RECTANGLE] Issuer is affiliated with the fund's adviser


                  [GRAPHIC OF PORTFOLIO HOLDINGS SAMPLE TABLE]

                                             MARKET VALUE                COST
                                             ------------                ----
COMMON STOCK                   99.9%           $7,368,959             $5,767,040

U.S. TREASURY OBLIGATIONS       0.1%                3,778                  3,778

SHORT-TERM INVESTMENTS                              1,864                  1,864
                              -----            ----------             ----------
TOTAL INVESTMENTS             100.0%            7,374,601              5,772,682


                                                 Table is for illustration only.

  * In some cases, securities are organized into sub-groups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

 ** For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

 ** During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

(+) In this example, the investment shown is one that seeks to maintain a stable
    $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).


                  [GRAPHIC OF PORTFOLIO HOLDINGS SAMPLE TABLE]


                                                 Table is for illustration only.


(-) Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.


  * UTILITIES: ELECTRIC & GAS 2.6%
 ** U.S. Treasury Bills
(+) Provident Institutional TempCash
(-) Other Investment Companies

HOW TO READ THIS REPORT Continued


   * The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

 (-) At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

(++) This section gathers the totals from the first two sections in order to compute net assets.

(-X) This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).


                [GRAPHIC OF ASSETS AND LIABILITIES SAMPLE TABLE]


                                                 Table is for illustration only.

 ** As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

 (+) The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

(+X) Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.


                   [GRAPHIC OF FEDERAL TAX DATA SAMPLE TABLE]


                                                 Table is for illustration only.

   * Assets and Liabilities
  ** As of October 31, 2000
 (-) Receivables
 (-) Payables
 (+) Collateral held for securities on loan
(++) Net Assets
(+X) Federal Tax Data
(-X) Net Assets by Source

               [GRAPHIC OF STATEMENT OF OPERATIONS SAMPLE TABLE]

   * Statement of OPERATIONS
  ** NET REALIZED GAINS AND LOSSES
 *** NET UNREALIZED GAINS AND LOSSES
**** Custodian fees
   # Investment adviser and administrator fees
  ## Transfer agent and shareholder service fees:
          Investor Shares
          Select Shares(R)
 ### INCREASE IN NET ASSETS FROM OPERATIONS



                                                 Table is for illustration only.


*The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

**These are the capital gains or losses resulting from securities a fund sold during the report period.

***These represent the change in unrealized gains or losses over the report period.

****To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

#Covers most activities related to managing a fund's portfolio.

##Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

###This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

                [GRAPHIC OF CHANGES IN NET ASSETS SAMPLE TABLE]

   * Statements of CHANGES IN NET ASSETS
  ** TRANSACTIONS IN FUND SHARES
 ***

OPERATIONS
--------------------------------------------------------
                                        11/1/99-10/31/00
Net investment income ..................     $65,370
Net realized gains .....................      22,632
Net unrealized gains ...................  +1,063,273
                                          ----------
INCREASE IN NET ASSETS FROM OPERATIONS..   1,151,275

****

OPERATIONS
--------------------------------------------------------
                                        11/1/98-10/31/99
Net investment income .....................  $35,310
Net realized gains ........................   (8,303)
Net unrealized gains ......................  371,823
                                             -------
INCREASE IN NET ASSETS FROM OPERATIONS.....  398,830

   # SHARES OUTSTANDING AND NET ASSETS


                                                 Table is for illustration only.

*The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

**From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

**The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

***These are the figures for the current report period.

****These are the figures for the previous report period.

#For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION  See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK  A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

CONTACT SCHWAB


The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET
www.schwab.com

SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922

MAIL
Write to SchwabFunds at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

THE SCHWABFUNDS FAMILY

EQUITY INDEX FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(TM)
Schwab International Index Fund(R)

QUANTITATIVE/SECTOR FUNDS
Schwab Analytics Fund(R)
Schwab Focus Funds
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
     All Equity Portfolio
     Growth Portfolio
     Balanced Portfolio
     Conservative Portfolio
Schwab MarketManager Portfolios(R)
     Growth Portfolio
     Balanced Portfolio
     Small Cap Portfolio
     International Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)


1 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

CHARLES SCHWAB


INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2000 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. MKT4995 (12/00)